                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: AUGUST 25, 2001
                        (Date of Earliest Event Reported)



                          CMC SECURITIES CORPORATION II
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                       33-56778                    75-2473215
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                              Identification No.)


                8401 N Central Expressway
                       Suite 800
                     Dallas, Texas                         75225
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             (Address of Principal Executive Offices)   (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 874-2323
                                                    --------------

                          CMC SECURITIES CORPORATION II

                                    FORM 8-K



                                      INDEX


                                                                                                          PAGE
                                                                                                          ----
ITEM NUMBER

           Item 5.   Other Events.........................................................................  3

           Item 7.   Financial Statements and Exhibits....................................................  3

SIGNATURES           .....................................................................................  3

                              ITEM 5. OTHER EVENTS.

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding Series on each Distribution Date a statement to certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date. Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the August 25, 2001 Distribution Date for each outstanding Series is summarized and included as Exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

       SERIES DESIGNATION                       DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
       ------------------                       ------------------------------------------------
         Series 1993-2A                                          $   1,021,264.87
         Series 1993-2B                                                      *
         Series 1993-2C                                          $   2,705,989.81
         Series 1993-2D                                          $     989,946.24
         Series 1993-2E                                          $   2,529,791.36
         Series 1993-2F                                                     **
         Series 1993-2G                                          $   2,494,896.41
         Series 1993-2H                                                      *
         Series 1993-2I                                                    ***
         Series 1995-A                                           $   1,072,025.29
         Series 1996-A                                           $     323,155.97
         Series 1996-B                                           $     653,882.83
         Series 1996-C                                           $   1,420,818.77

         * These certificates were redeemed in February 2000 pursuant to their respective redemption provisions.

         ** These certificates were redeemed in April 2000 pursuant to this securitization's redemption provisions.

         *** These certificates were redeemed in September 2000 pursuant to this securitization's redemption provisions.


                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                SERIES                EXHIBIT NO.              DESCRIPTION
                ------                -----------              -----------
                All                      28.1                  Collateral Summary and Remittance Report.
                All                      28.2                  Summary of Trustee's Reports to Bondholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CMC SECURITIES CORPORATION II


February 28, 2002                 By: /s/ Phillip A. Reinsch
                                     ------------------------------------------
                                     Phillip A. Reinsch - Senior Vice President

                                 EXHIBIT INDEX




EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 28.1             Collateral Summary and Remittance Report.
 28.2             Summary of Trustee's Reports to Bondholders.